The Royce Fund
Supplement to the Prospectus
dated September 1, 2010
Royce Global Value Fund

Effective September 29, 2010, the third paragraph in the section of the prospectus entitled "Early Redemption Fee" is replaced in its entirety with the following:

     "You will incur no fee on shares that you acquire through distribution reinvestment. The redemption fee will apply to shares that you exchange into another Royce Fund. The following types of shareholders and accounts are exempt from the early redemption fee: participants in Automatic Investment or Withdrawal Plans; retirement plans; certain pre-approved group investment plans and charitable organizations; and omnibus or similar account customers of certain pre-approved broker-dealers and other institutions."

September 28, 2010